================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): March 31, 2006


                          MORGAN STANLEY CAPITAL I INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-130684                13-3291626
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

      1585 Broadway, 2nd Floor, New York, New York                  10036
      --------------------------------------------                ----------
        (Address of Principal Executive Offices)                  (Zip Code)


                          (212) 761-4700 (Registrant's
                     --------------------------------------
                     Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On March 31, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, LaSalle Bank National Association, JPMorgan Chase Bank, National Association and Wells Fargo Bank, National Association, as custodians, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee of Morgan Stanley Mortgage Loan Trust 2006-5AR (the "MSM 2006-5AR Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-5AR (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class A, Class A-X, Class M-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of March 27, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. The remaining classes of the Certificates, designated as Class B-1, Class B-2, Class B-3, Class P and Class C Certificates (collectively, the "Privately Offered Certificates"), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of March 31, 2006 (the "Certificate Purchase Agreement").

      The mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.3a.

      On March 31, 2006, a tax opinion was issued by Sidley Austin LLP (the "Tax Opinion") regarding certain tax matters. The Tax Opinion is annexed hereeto as Exhibit 99.3b.

      On March 31, 2006 Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator, entered into an interest rate hedge transaction, with confirmation thereto (the "Corridor Contracts"). The Corridor Contracts are annexed hereto as Exhibit 99.4.

      Certain of the mortgage loans are held by JPMorgan Chase Bank, National Association as custodian pursuant to a custodial agreement dated as of March 31, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.5.

      Certain of the mortgage loans are held by Wells Fargo Bank, National Association as custodian pursuant to a custodial agreement dated as of March 31, 2006 (the "Wells Fargo Custodial Agreement"). The Wells Fargo Custodial Agreement is annexed hereto as Exhibit 99.6.

      Certain of the mortgage loans were acquired by MSMCI from American Home Mortgage Corp. ("American Home") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "American Home December Purchase Agreement"), as amended by the

Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Servicing-Released Assignment Agreement"). Certain of the mortgage loans were acquired from American Home pursuant to a mortgage loan sale and servicing agreement dated as of January 1, 2006 (the "American Home January Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, American Home, American Home Mortgage Servicing, Inc., the Master Servicer and the Trustee (the "American Home Servicing-Retained Assignment Agreement") The American Home Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.7a, and the American Home December Purchase Agreement is annexed hereto as Exhibit 99.7b. The American Home Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.8a and the American Home January Purchase Agreement is annexed hereto as Exhibit 99.8b.

      Certain of the mortgage loans were acquired by MSMCI from First National Bank of Nevada ("FNBN") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as Exhibit 99.9a, and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.9b.

      Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.10a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.10b. On July 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Central Mortgage Company ("Central"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of April 17, 2006, between the Sponsor and Central (annexed hereto as Exhibit 99.10c) as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of July 1, 2006, among the Registrant, MSMCI and the Trustee (the "Omnibus Assignment Agreement"). The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.10d.

      Certain of the mortgage loans were acquired by MSMCI from The Hemisphere National Bank ("Hemisphere") as seller pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Hemisphere Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, Hemisphere and the Trustee (the "Hemisphere Assignment Agreement"). The Hemisphere Assignment Agreement is annexed hereto as Exhibit 99.11a, and the Hemisphere Purchase Agreement is annexed hereto as Exhibit 99.11b.

      Certain of the mortgage loans were acquired by MSMCI from HSBC Mortgage Corporation (USA) ("HSBC") as seller pursuant to a mortgage loan sale and servicing agreement dated as of August 1, 2005 (the "HSBC Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, HSBC and the Trustee (the "HSBC Assignment Agreement"). The HSBC Assignment Agreement is annexed hereto as Exhibit 99.12a, and the HSBC Purchase Agreement is annexed hereto as Exhibit 99.12b.

      Certain of the mortgage loans were acquired by MSMCI from Morgan Stanley Credit Corporation ("MSCC") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "MSCC Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, MSCC and the Trustee (the "MSCC Assignment Agreement"). The MSCC Assignment Agreement is annexed hereto as
Exhibit 99.13a, and the MSCC Purchase Agreement is annexed hereto as Exhibit 99.13b.

      Certain of the mortgage loans were acquired by MSMCI from MortgageIT, Inc., ("MortgageIT") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.14a, and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.14b.

      Certain of the mortgage loans were acquired by MSMCI from Wachovia Mortgage Corporation ("Wachovia") as seller pursuant to a mortgage loan purchase agreement dated as of February 28, 2005 (the "Wachovia February Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, Wachovia and the Trustee (the "Wachovia Servicing-Released Assignment Agreement"). Certain of the mortgage loans were acquired from Wachovia pursuant to a mortgage loan sale and servicing agreement dated as of September 1, 2004 (the "Wachovia September Purchase Agreement"), as supplemented by the Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of November 22, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement") The Wachovia Servicing-Released Assignment Agreement is annexed hereto as Exhibit 99.15a, and the Wachovia February Purchase Agreement is annexed hereto as
Exhibit 99.15b. The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.16a, the Wachovia Reg AB Addendum is annexed hereto as
Exhibit 99.16b and the Wachovia September Purchase Agreement is annexed hereto as Exhibit 99.16c.

      Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by Wells Fargo Bank, National Association ("Wells Fargo") as servicer pursuant to a servicing agreement dated as of December 1, 2005 (the "Wells Fargo Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of March 1, 2006 among the Registrant, MSMCI, Wells Fargo and the Trustee (the "Wells Fargo Assignment Agreement"). The Wells Fargo Assignment Agreement is annexed hereto as Exhibit 99.17a, and the Wells Fargo Servicing Agreement is annexed hereto as Exhibit 99.17b.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

        Not applicable.

(b) Pro forma financial information:

        Not applicable.

(c) Exhibits:                                                              Page:
    ----------------------------------------------------------------------------
Exhibit 99.1   Pooling and Servicing Agreement, dated as of March
               1, 2006, among Morgan Stanley Capital I, Inc., as depositor, LaSalle Bank National Association,
               JPMorgan Chase Bank, National Association and
               Wells Fargo Bank, National Association as custodians, Wells Fargo Bank, National
               Association, as master servicer and as securities administrator and LaSalle Bank National
               Association, as trustee.

Exhibit 99.2   Underwriting Agreement, dated as of March 31,
               2006, among Morgan Stanley & Co. Incorporated and
               Morgan Stanley Capital I, Inc.

Exhibit 99.3a MSMCI Mortgage Loan and Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage
               Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3b  Tax Opinion, dated March 31, 2006, issued by
               Sidley Austin LLP.

Exhibit 99.4 Corridor Contracts, dated as of March 31, 2006, between Morgan Stanley Capital Services Inc. and
               Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 JPM Chase Custodial Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp., American Home Mortgage Servicing, Inc., The Hemisphere National Bank, HSBC Mortgage Corporation (USA), Morgan Stanley Credit Corporation, Wachovia Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and JPMorgan Chase Bank, National Association, as custodian.

Exhibit 99.6   Wells Fargo Custodial Agreement, dated as of March
               1, 2006, among Morgan Stanley Mortgage Capital
               Inc., Morgan Stanley Credit Corporation, Wells
               Fargo Bank, National Association, as master servicer and as securities administrator,

               LaSalle Bank National Association, as trustee, and
               Wells Fargo Bank, National Association, as custodian.

Exhibit 99.7a American Home Servicing-Released Assignment Agreement, dated as March 1, 2006, among Morgan Stanley Capital I, Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp., American Home Mortgage Servicing Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.7b American Home December Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Capital Inc. and American Home Corp.

Exhibit 99.8a American Home Servicing-Retained Assignment Agreement, dated as of March 1, 2006, among Morgan Stanley I Capital Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp., LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.8b American Home January Purchase Agreement, dated as of January 1, 2006, among Morgan Stanley
               Capital Inc., American Home Mortgage Corp. and
               American Home Mortgage Servicing Inc.

Exhibit 99.9a  FNBN Assignment Agreement, dated as of March 1,
               2006, among Morgan Stanley Capital I Inc., Morgan
               Stanley Mortgage Capital Inc. and First National
               Bank of Nevada, and LaSalle Bank National
               Association, as trustee.

Exhibit 99.9b  FNBN Purchase Agreement, dated as of October 1,
               2005, among Morgan Stanley Mortgage Capital Inc.
               and First National Bank of Nevada.

Exhibit 99.10a GMACM Assignment Agreement, dated as of March 1,
               2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.10b GMACM Servicing Agreement, dated as of January 1,
               2006, between Morgan Stanley Mortgage Capital Inc.
               and GMAC Mortgage Corporation.

Exhibit 99.10c Central Purchase Agreement, dated as of April 17,
               2006 among Morgan Stanley Capital I Inc., Morgan
               Stanley Mortgage Capital Inc. and Central Mortgage
               Company.

Exhibit 99.10d Omnibus Assignment Agreement, dated as of July 1,
               2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Central Mortgage Company, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as master servicer.

Exhibit 99.11a Hemisphere Assignment Agreement, dated as of March
               1, 2006, among Morgan Stanley Capital I Inc.,
               Morgan Stanley Mortgage Capital Inc., The
               Hemisphere

               National Bank, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National
               Association, as master servicer.

Exhibit 99.11b Hemisphere Sale and Servicing Agreement, dated as of December 1, 2005, among Morgan Stanley Mortgage
               Capital Inc. and The Hemisphere National Bank.

Exhibit 99.12a HSBC Assignment Agreement, dated as of March 1,
               2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., HSBC Mortgage Corporation (USA), LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.12b HSBC Purchase Agreement, dated as of August 1,
               2005, between Morgan Stanley Mortgage Capital Inc.
               and HSBC Mortgage Corporation (USA).

Exhibit 99.13a MSCC Assignment Agreement, dated as of March 1,
               2006, between Morgan Stanley Capital I Inc.,
               Morgan Stanley Mortgage Capital Inc., Morgan
               Stanley Credit Corporation, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.13b MSCC Purchase Agreement, dated as of November 1,
               2005, between Morgan Stanley Mortgage Capital Inc.
               and The Hemisphere National Bank.

Exhibit 99.14a MortgageIT Assignment Agreement, dated as of March
               1, 2006, among Morgan Stanley Capital I Inc.,
               Morgan Stanley Mortgage Capital Inc., MortgageIT,
               Inc., LaSalle Bank National Association, as trustee and Wells Fargo Bank, National
               Association, as master servicer.

Exhibit 99.14b MortgageIT Purchase Agreement, dated as of March
               1, 2006, between Morgan Stanley Mortgage Capital
               Inc. and MortgageIT, Inc.

Exhibit 99.15a Wachovia Servicing-Released Assignment Agreement,
               dated as of March 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wachovia Mortgage Corporation and LaSalle Bank National Association.

Exhibit 99.15b Wachovia February Purchase Agreement, dated as of
               February 28, 2005, between Morgan Stanley Mortgage
               Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.16a Wachovia Servicing-Retained Assignment Agreement,
               dated as of March 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation, as seller, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.16b Wachovia Regulation AB Addendum, dated November
               22, 2005, between Morgan Stanley Mortgage Capital
               Inc. and Wachovia Mortgage Corporation.

Exhibit 99.16c Wachovia September Purchase Agreement, dated as of
               September 1, 2004, between Morgan Stanley Mortgage
               Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.17a Wells Fargo Assignment Agreement, dated as of
               March 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.17b Wells Fargo Servicing Agreement, dated as of
               December 1, 2005, between Morgan Stanley Mortgage
               Capital Inc. and Wells Fargo Bank, National
               Association, as servicer.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 24, 2007


                                                MORGAN STANLEY CAPITAL I INC.






                                                 By: /s/ Valerie Kay
                                                     ---------------------------
                                                     Name:  Valerie Kay
                                                     Title: Vice President


                                  Exhibit Index

Exhibit Index

Item 601(a) of      Description                                            Paper (P) or Electronic (E)
---------------     --------------------------------------------------     ---------------------------
Regulation S-K
      99.1          Pooling and Servicing Agreement, dated as of March                    E
                    1, 2006, among  Morgan Stanley Capital I, Inc., as
                    depositor, JPMorgan Chase Bank, National
                    Association, LaSalle Bank National Association and
                    Wells Fargo Bank, National Association as
                    custodians, Wells Fargo Bank, National
                    Association, as master servicer and as securities
                    administrator and LaSalle Bank National
                    Association, as trustee.

      99.2          Underwriting Agreement, dated as of March 31,                         E
                    2006, among Morgan Stanley & Co. Incorporated and
                    Morgan Stanley Capital I, Inc.
                    I, Inc.

      99.3a         MSMCI Mortgage Loan and Purchase Agreement, dated                     E
                    as of March 1, 2006, among Morgan Stanley
                    Mortgage Capital Inc. and Morgan Stanley Capital

      99.3b         Tax Opinion, dated March 31, 2006, issued by                          E
                    Sidley Austin LLP.

      99.4          Corridor Contracts, dated as of March 31, 2006                        E
                    between Morgan Stanley Capital Services Inc. and
                    Wells Fargo Bank, National Association, solely in
                    its capacity as securities administrator.

      99.5          JPM Chase Custodial  Agreement, dated as of March                     E
                    1, 2006, among Morgan Stanley Mortgage Capital
                    Inc., American Home Mortgage Corp., American Home
                    Mortgage Servicing, Inc., The Hemisphere National
                    Bank, HSBC Mortgage Corporation (USA), Morgan
                    Stanley Credit Corporation, Wachovia Mortgage
                    Corporation, Wells Fargo Bank, National
                    Association, as master servicer and as securities
                    administrator, LaSalle Bank National Association,
                    as trustee, and JPMorgan Chase Bank, National
                    Association, as custodian.

      99.6          Wells Fargo Custodial Agreement, dated March 1,                       E
                    2006, among Morgan Stanley Mortgage Capital Inc.,
                    Morgan Stanley Credit Corporation, Wells Fargo
                    Bank, National Association, as master servicer and




                    as securities administrator, LaSalle Bank National
                    Association, as trustee, and Wells Fargo Bank,
                    National Association, as custodian.

      99.7a         American Home Servicing-Released Assignment                           E
                    Agreement, dated as of March 1, 2006, among Morgan
                    Stanley I Capital Inc., Morgan Stanley Mortgage
                    Capital Inc., American Home Mortgage Corp.,
                    American Mortgage Home Servicing Inc., LaSalle
                    Bank National Association, as trustee, and Wells
                    Fargo Bank, National Association, as master
                    servicer.

      99.7b         American Home December Purchase Agreement, dated as                   E
                    of December 1, 2005, among Morgan Stanley Capital
                    Inc., American Home Mortgage Corp. and American
                    Home Mortgage Servicing Inc.

      99.8a         American Home Servicing-Retained Assignment                           E
                    Agreement, dated as March 1, 2006, among Morgan
                    Stanley Capital I, Inc., Morgan Stanley Mortgage
                    Capital Inc., American Home Mortgage Corp. and
                    LaSalle Bank National Association, as trustee.

      99.8b         American Home January Purchase Agreement, dated                       E
                    as of January 1, 2006, among Morgan Stanley
                    Capital Inc. and American Home Mortgage Corp.

      99.9a         FNBN Assignment Agreement, dated as of March 1,                       E
                    2006, among Morgan Stanley Capital I Inc.,  Morgan
                    Stanley Mortgage Capital Inc. and First National
                    Bank of Nevada, and LaSalle Bank National
                    Association, as trustee.

      99.9b         FNBN Purchase Agreement, dated as of October 1,                       E
                    2005, among Morgan Stanley Mortgage Capital Inc.
                    and First National Bank of Nevada.

      99.10a        GMACM Assignment Agreement, dated as of March 1,                      E
                    2006, among Morgan Stanley Capital I Inc., Morgan
                    Stanley Mortgage Capital Inc., GMAC Mortgage
                    Corporation, LaSalle Bank National Association, as
                    trustee, and Wells Fargo Bank, National
                    Association, as master  servicer.




      99.10b        GMACM Servicing Agreement, dated as of January 1,                     E
                    2006, between Morgan Stanley Mortgage Capital Inc.
                    and GMAC Mortgage Corporation.

      99.10c        Central Purchase Agreement, dated as of April 17,                     E
                    2006 among Morgan Stanley Capital I Inc., Morgan
                    Stanley Mortgage Capital Inc. and Central Mortgage
                    Company.

      99.10d        Omnibus Assignment Agreement, dated as of July 1,                     E
                    2006 among Morgan Stanley Capital I Inc., Morgan
                    Stanley Mortgage Capital Inc., Central Mortgage
                    Company, as servicer, LaSalle Bank National
                    Association, as trustee and Wells Fargo Bank,
                    National Association as master servicer.
      99.11a        Hemisphere Assignment Agreement, dated as of March                    E
                    1, 2006, among Morgan Stanley Capital I Inc.,
                    Morgan Stanley Mortgage Capital Inc., The
                    Hemisphere National Bank, LaSalle Bank National
                    Association, as trustee and Wells Fargo Bank,
                    National Association, as master  servicer.

      99.11b        Hemisphere Sale and Servicing Agreement, dated as                     E
                    of December 1, 2005, among Morgan Stanley Mortgage
                    Capital Inc. and The Hemisphere National Bank.

      99.12a        HSBC Assignment Agreement, dated as of March 1,                       E
                    2006, among Morgan Stanley Capital I Inc., Morgan
                    Stanley Mortgage Capital Inc., HSBC Mortgage
                    Corporation (USA), LaSalle Bank National
                    Association, as trustee and Wells Fargo Bank,
                    National Association, as master  servicer.

      99.12b        HSBC Purchase Agreement, dated as of August 1,                        E
                    2005, between Morgan Stanley Mortgage Capital Inc.
                    and HSBC Mortgage Corporation (USA).

      99.13a        MSCC Assignment Agreement, dated as of March 1,                       E
                    2006, between Morgan Stanley Capital I Inc.,
                    Morgan Stanley Mortgage Capital Inc., Morgan
                    Stanley Credit Corporation, LaSalle Bank National
                    Association, as trustee and Wells Fargo Bank,
                    National Association, as master  servicer.

      99.13b        MSCC Purchase Agreement, dated as of November                         E




                    1, 2005, between Morgan Stanley Mortgage Capital Inc.
                    and Morgan Stanley Credit Corporation.

      99.14a        MortgageIT Assignment Agreement,  dated as of March                   E
                    1,  2006,  among  Morgan  Stanley  Capital  I Inc.,
                    Morgan Stanley Mortgage  Capital Inc.,  MortgageIT,
                    Inc.,   LaSalle  Bank  National   Association,   as
                    trustee   and   Wells    Fargo    Bank,    National
                    Association, as master  servicer.

      99.14b        MortgageIT Purchase Agreement, dated as of March                      E
                    1, 2006, between Morgan Stanley Mortgage Capital
                    Inc. and MortgageIT, Inc.

      99.15a        Wachovia Servicing-Released Assignment Agreement,                     E
                    dated as of March 1, 2006, among Morgan Stanley
                    Capital I Inc., Morgan Stanley Mortgage Capital
                    Inc., Wachovia Mortgage Corporation and LaSalle Bank
                    National Association, as trustee.

      99.15b        Wachovia May Purchase Agreement, dated May 1,                         E
                    2005, among Morgan Stanley Capital Inc. and
                    Wachovia Mortgage Corporation.

      99.16a        Wachovia Servicing-Retained Assignment Agreement,                     E
                    dated as of March 1, 2006, among Morgan Stanley
                    Capital I Inc., Morgan Stanley Mortgage Capital
                    Inc., Wachovia Mortgage Corporation, LaSalle Bank
                    National Association, as trustee and Wells Fargo
                    Bank, National Association, as master servicer.

      99.16b        Wachovia Regulation AB Addendum, dated November                       E
                    22, 2005, between Morgan Stanley Capital Inc. and
                    Wachovia Mortgage Corporation.

      99.16c        Wachovia September Purchase Agreement, dated as of                    E
                    September 1, 2004, between Morgan Stanley Capital
                    Inc. and Wachovia Mortgage Corporation.

      99.17a        Wells  Fargo  Assignment  Agreement,  dated  as  of                   E
                    March 1,  2006,  among  Morgan  Stanley  Capital  I
                    Inc.,  Morgan Stanley  Mortgage Capital Inc., Wells
                    Fargo  Bank,  National  Association,  as  servicer,




                    LaSalle Bank National  Association,  as trustee and
                    Wells Fargo Bank, National Association, as master servicer.

      99.17b        Wells Fargo Servicing Agreement, dated as of                          E
                    December 1, 2005, between Morgan Stanley Mortgage
                    Capital Inc. and Wells Fargo Bank, National
                    Association, as servicer.